freshpet
pets · people · planet

Q2 2023

EARNINGS

August 7, 2023



FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Forward-Looking Statements

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements, which include any statements related to the the Freshpet Kitchens Expansion, our long-term capacity planning, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including our long-term capacity planning, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales (Adjusted EBITDA Margin), Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives.

FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2023. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


NOURISHING PETS, PEOPLE AND PLANET

freshpet

FRESHPET STRENGTHENS THE BOND BETWEEN **PEOPLE** AND OUR **PETS** SO THAT WE BOTH LIVE LONGER, HEALTHIER AND HAPPIER LIVES WHILE BEING KIND TO THE **PLANET.**

PROGRESS REPORT


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in SG&A
Leverage Scale in COGS
Drive Efficiencies in Logistics
2027
freshpet
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.



Q2 2023 RESULTS



STRONG Q2 RESULTS THAT DEMONSTRATE **IMPROVED OPERATING PERFORMANCE & 20th CONSECUTIVE QUARTER OF >25% GROWTH**

FRESHPET Q2 2023 NET SALES
($ millions)



$146.0
+34%
$183.3
+26%
2022
2023

FRESHPET Q2 2023 ADJ. EBITDA
($ millions)



$9.0
2022
2023
($1.9)

NET SALES GROWTH DRIVEN BY **RENEWED VOLUME GROWTH AND THE IMPACT OF THE LAST TWO PRICE INCREASES**



Q2 2023 NET SALES BRIDGE
18%
7%
26%
Volume
Pricing/Mix
Net Sales Growth



CONSUMPTION GROWTH TRENDS
(Volume in Pounds)
12%
14%
18%
Q4 2022
Q1 2023
Q2 2023

Source: NIQ consumption data thru 7/1/23 and internal sales data

CONSUMPTION GROWTH IS STRONG ACROSS CHANNELS & OVER TIME


FRESHPET $ SHARE OF WET & DRY DOG
Total US Food
Total US xAOC
Mega-Channel
Pet Superstore
16.0
8.1
6.6
2.8
15.7
8.0
6.5
2.7
15.2
7.7
6.3
2.7
14.7
7.5
6.0
2.6
4wk
13wk
26wk
52wk
Freshpet Share of Wet + Dry Dog


Q2 2023 CONSUMPTION GROWTH
23%
25%
24%
15%
MegaChannel (xAOC+Pet Superstore)
Total US xAOC
Total US Food
Pet Superstores + PSP

Source: NIQ consumption data thru 7/1/23

GENERATED 700 BPS IMPROVEMENT YEAR-ON-YEAR ON KEY OPERATING COSTS:
INPUT COSTS/PRICING, LOGISTICS AND QUALITY


Q2 2023 KEY OPERATING COSTS
(% of net sales)
Q2 22
Q2 23
36.8%
34.4%
11.5%
8.0%
4.7%
3.6%
Input Costs
Logistics
Quality


Q2 2023 ADJ. GROSS MARGIN
38.7%
39.8%
Q2 2022 *
Q2 2023 *
35.0%
32.3%
Gross Margin (GAAP)

*Ennis plant start-up expenses included in Adj. Gross Margin and Gross Margin

WE ARE AHEAD OF PACE TO DELIVER THE CRITICAL COST IMPROVEMENTS EMBEDDED IN OUR FY 2027 MARGIN TARGETS

KEY MARGIN IMPROVEMENT TARGETS & PROGRESS



35.9%
34.4%
33.5%
10.7%
8.0%
7.5%
5.3%
3.6%
2.9%
Input Costs
Logistics
Quality
FY 2022
Q2 2023
2027 Target

WE ARE ON TRACK TO DELIVER OUR ADJ. GROSS MARGIN TARGET AS WE GROW INTO OUR MANUFACTURING SCALE AND DELIVER THE PLANNED IMPROVEMENTS ON INPUT COSTS, QUALITY AND OPERATING EFFICIENCY

ADJ. GROSS MARGIN PROGRESS VS TARGETS


Under-utilized capacity
due to start-up/expansion
45.0%
~230 bps
38.7%
39.8%
Q2 2022
Q2 2023
2027 Target

THE FRESHPET ACADEMY IS DRIVING IMPROVED RETENTION AND SKILL LEVELS THAT HAVE DRIVEN OPERATING IMPROVEMENTS

FRESHPET TEAM MEMBER TENURE



7/23/2021
3/14/2023
7/1/2023
46%
5%
6%
19%
68%
85%
<6 months
>1 year

Source: Internal data

freshpet

WE ARE ON TRACK TO DELIVER THE SG&A IMPROVEMENTS IN OUR 2027 TARGET;
FUTURE GROWTH AND ADDED SCALE WILL UNLOCK LEVERAGE OF MEDIA AND G&A

ADJ. SG&A PROGRESS VS TARGETS



12.2%
12.2%
8.8%
16.4%
14.8%
9.0%
11.5%
8.0%
7.5%
40.0%
34.9%
25.3%
Adj. SG&A % Excluding Media & Logistics
Media %
Logistics %
Total Adj. SG&A %
47.4%
41.5%
SG&A (GAAP)
Q2 2022
Q2 2023
2027 Target

ENNIS KITCHEN: **NOW PRODUCING >20% OF TOTAL FRESHPET PRODUCTION FROM TWO LINES IN THE ENNIS KITCHEN**

- Both bag line and roll line are operating 24/7
- Chicken processing operation is rapidly scaling up
- Second bag line will begin commissioning in Q4 2023
- Phase II is under construction; will start up in late Q3 2024


freshpet

YTD 2023 RESULTS



STRONG FYTD RESULTS THAT DEMONSTRATE **IMPROVED OPERATING PERFORMANCE AND STRONG GROWTH**

FRESHPET YTD 2023 NET SALES
($ millions)



$278.2
+38%
$350.9
+26%
2022
2023

FRESHPET YTD 2023 ADJ. EBITDA
($ millions)



$12.0
2022
($2.2)
2023

GENERATED 480 BPS IMPROVEMENT YTD vs YA ON KEY OPERATING COSTS:
INPUT COSTS/PRICING, QUALITY AND LOGISTICS



YTD 2023 KEY OPERATING COSTS
YTD 22
YTD 23
36.5%
34.8%
10.7%
8.6%
5.4%
4.4%
Input Costs
Logistics
Quality
YTD 2023 ADJ. GROSS MARGIN
38.5%
39.2%
2022 *
2023 *
34.5%
31.3%
Gross Margin (GAAP)

*Ennis plant start-up expenses included in Adj. Gross Margin and Gross Margin

FY 2023 GUIDANCE



RAISING 2023 ADJ. EBITDA GUIDANCE AND RE-AFFIRMING NET SALES GUIDANCE: **FOCUS ON IMPROVING PROFITABILITY WHILE DRIVING GROWTH**

- **Volume cadence:** Accelerating volume growth in Q3 and Q4; net sales growth rate stronger in Q3 vs Q4 due to lapping large trade inventory re-fill in Q4 ($10-15 million)
- **Advertising investment:** Media split 65%/35% first half vs second half; 2nd half 2023 media investment ~$15 million more than 2nd half 2022; more Q4 media vs YA
- **Adj. Gross Margin:** Adj. Gross Margin will begin to absorb costs of incremental staffing as we add staffing to support Q1 2024 shipments.
- **Logistics costs:** Continued strong performance based on expanding footprint of second DC and favorable lane rates/diesel



FRESHPET FINANCIAL PROJECTIONS
$800
$700
$600
$500
$400
$300
$200
$100
$0
$80
$70
$60
$50
$40
$30
$20
$10
$0
~ $750.0
>$50.0
~ $750.0
> $55.0
Previous 2023 Guidance
Revised 2023 Guidance
Net Sales ($ millions)
Adj. EBITDA ($ millions)

2023 GUIDANCE: **Q3 EXPECTATIONS**

- **Volume/Net Sales cadence:** Q3 2023 is projected to have stronger net sales growth rate than Q4 and Q2; volume growth rate will accelerate throughout Q3 and Q4
- **Advertising investment:** Continued investment in media in Q3 at levels above 2022 spending ($)
- **Logistics costs**: Q3 2023 will include favorable lane rates and diesel costs along with expansion of the Dallas DC
- **Adj. Gross Margin:** Improving Adj. Gross Margin as we grow into the scale in Ennis and continue the operation improvement plan which will be offset by hiring incremental staffing to support incremental capacity for 2024. Expect 2H Adj. Gross Margin in the 38-39% range.
- **Adj. EBITDA $:** Q3 2023 will benefit from lower media investment than Q2, increased scale in Ennis and increased sales volume. Approximately half of the full year Adj. EBITDA will occur in Q4.

2023 PLAN: **KEY GROWTH DRIVERS**


STAN, 79
PICKLES, 6

STRONG ADVERTISING INVESTMENT


freshpet
freshpet
Fresh

SIGNIFICANT INCREASE IN RETAIL PRESENCE


SPRING & SPROUT
VITAL
LARGE DOG

NEW PRODUCT LAUNCHES

2023 PLAN: **OPERATIONAL IMPROVEMENTS**



FOCUSED ON
CAPACITY

Ample capacity



FOCUSED ON
LOGISTICS

More efficient logistics



FOCUSED ON
QUALITY

Improved quality



FOCUSED ON
COMMODITY COST MANAGEMENT

Commodity costs in line with pricing

HOUSEHOLD PENETRATION & BUYING RATE


freshpet

CONTINUED GROWTH IN CONSUMER FRANCHISE;
EXCEEDING 10MM HH'S WITH VERY STRONG BUYING RATE INCREASE



FRESHPET PENETRATION GROWTH
(52 weeks)
5,328,983
6,542,497
+23%
7,633,694
+17%
9,359,226
+23%
10,278,265
+10%
2019
2020
2021
2022
2023
Freshpet Buying HH's



FRESHPET BUYING RATE
(52 weeks)
$55.17
$63.07
+14%
$75.79
+20%
$80.26
+6%
$95.19
+19%
2019
2020
2021
2022
2023
Freshpet Buying Rate

Source: Numerator Panel data for the 52-week periods ending 7/2/23

HH PENETRATION GROWTH RE-ACCELERATED IN 2023

FRESHPET BUYING HH'S: ROLLING 13 WEEKS


5,200,000
5,000,000
4,800,000
4,600,000
4,400,000
4,200,000
4,000,000
3,800,000
2023 Advertising Begins
13WE 2022-01-02, Rolling
13WE 2023-07-02, Rolling

Source: Numerator Data thru 7/2/23

FRESHPET HEAVY/SUPER HEAVY **BUYERS CONTINUE TO INCREASE**

FRESHPET ULTRA/SUPER HEAVY/HEAVY BUYERS 5 YEAR TREND (PAST 52 WEEKS)



Ultra/Super Heavy/Heavy Buyers:
Bought at least $40 in the most recent 10 weeks
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
$290
$270
$250
$230
$210
$190
$170
$150
1,343,945
$178.93
2019
1,758,045
+31%
$195.04
2020
2,389,972
+36%
$208.46
2021
3,059,491
+28%
$211.77
2022
3,571,337
+17%
$242.06
2023
FP Buying HHs
FP Buy Rate

Source: Numerator Data thru 7/2/23

CURRENT CONSUMPTION TRENDS


freshpet
SELECT
ROASTED MEALS

YEAR-ON-YEAR GROWTH RATE HAS REACHED AN INFLECTION POINT
AND IS NOW TRENDING UP

NIELSENIQ MEGA-CHANNEL CONSUMPTION ($) GROWTH VS YA



Lapping YA 12% Price Increase
34%
31%
30%
31%
32%
30% 30%
28%
29%
27%
26%
27%
18%
29%
23% 23%
22%
21%
22% 22%
23% 23%
25% 25%
29%
28%
29%
Easter Calendar Shift
1/21/23
1/28/23
2/4/23
2/11/23
2/18/23
2/25/23
3/4/23
3/11/23
3/18/23
3/25/23
4/1/23
4/8/23
4/15/23
4/22/23
4/29/23
5/6/23
5/13/23
5/20/23
5/27/23
6/3/23
6/10/23
6/17/23
6/24/23
7/1/23
7/8/23
7/15/23
7/22/23

Source: NielsenIQ Mega-Channel Data thru 7/22/23

VOLUME GROWTH IS DRIVING CONSUMPTION GROWTH AGAIN

FRESHPET NIELSENIQ MEGA-CHANNEL DOLLAR SALES & POUNDS GROWTH RATE


$21,500,000
$20,500,000
$19,500,000
$18,500,000
$17,500,000
$16,500,000
$15,500,000
$14,500,000
$13,500,000
$12,500,000
30%
25%
20%
15%
10%
5%
0%
6/25/2022
7/25/2022
8/25/2022
9/25/2022
10/25/2022
11/25/2022
12/25/2022
1/25/2023
2/25/2023
3/25/2023
4/25/2023
5/25/2023
6/25/2023
Mega Channel $
Pounds vs YA

Source: NielsenIQ consumption data thru 7/22/23

2-YEAR STACKED **GROWTH REMAINS STRONG**

NIELSENIQ MEGA-CHANNEL CONSUMPTION GROWTH 2-YEAR STACKED



59% 60% 57% 58% 58% 56% 57% 57% 54% 58% 56% 57% 57% 72% 53% 59% 65% 61% 61% 67% 70% 75% 78% 72% 71% 66% 69% 66% 75% 61% 65% 66% 64% 65% 66% 67% 65% 63% 63% 62% 61% 65% 64% 66%
39% 38% 35% 36% 36% 35% 35% 35% 33% 33% 31% 31% 29% 39% 26% 28% 28% 34% 31% 30% 31% 32% 30% 30% 28% 29% 27% 26% 27% 18% 29% 23% 23% 22% 21% 22% 22% 23% 23% 25% 25% 29% 28% 29%
9/24/22 10/1/22 10/8/22 10/15/22 10/22/22 10/29/22 11/5/22 11/12/22 11/19/22 11/26/22 12/3/22 12/10/22 12/17/22 12/24/22 12/31/22 1/7/23 1/14/23 1/21/23 1/28/23 2/4/23 2/11/23 2/18/23 2/25/23 3/4/23 3/11/23 3/18/23 3/25/23 4/1/23 4/8/23 4/15/23 4/22/23 4/29/23 5/6/23 5/13/23 5/20/23 5/27/23 6/3/23 6/10/23 6/17/23 6/24/23 7/1/23 7/8/23 7/15/23 7/22/23
Previous Year
Current Year

Source: NielsenIQ Mega-Channel Data thru 7/22/23

CAPITAL SPENDING, CAPACITY & LIQUIDITY



WE ARE TAKING A FLEXIBLE APPROACH TO CAPITAL SPENDING AND CAPACITY EXPANSION **DESIGNED TO SUPPORT OUR GROWTH WITHIN OUR EXISTING RESOURCES**

GOAL: DELIVER OUR COMMITTED GROWTH PLAN WITHOUT ANY FURTHER DILUTION

KEY PRINCIPLES:

- **Always have adequate capacity to meet demand**
  - Short-shipping customers is very expensive and creates opportunities for competitors
- **Do not commit to more capacity than we will need or sooner than we need**
  - Avoid committing for capacity before we know it is needed
  - Identify options with shorter lead times on capital commitments
  - Leave open the opportunity to apply new technologies as soon as they are validated

WE EXPECT EACH CAPITAL INVESTMENT TO DELIVER AN AFTER-TAX MID-TEENS ROIC.

OUR CAPACITY EXPANSION PLAN IS CONSISTENT WITH THE PRINCIPLES **DESIGNED TO PREVENT THE NEED FOR ADDITIONAL EQUITY**

COMMITTED PROJECTS:

- First portion of Ennis Phase II (building for all of Phase II but only two out of four production lines)
- When completed, we will have ~$1.5 billion of capacity

PROJECTS THAT WILL BE COMMITTED AS DEMAND REQUIRES:

- Second portion of Ennis Phase II (two lines)
- Ennis Phase III (building and 3 more lines)
- Kitchens South (two more lines)

Q2 2023 VISIBILITY & AVAILABILITY



STORE COUNT **CONTINUES TO GROW**

FRESHPET STORE COUNT


10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
25,281
25,963
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
YTD 2023

Source: Internal data for the period ending 6/30/23

RETAIL AVAILABILITY **AT RECORD LEVELS**

FRESHPET TOTAL DISTRIBUTION POINTS (TDP'S)

NIELSENIQ MEGA-CHANNEL


1,200
1,100
1,000
900
800
700
600
500
1077
5/22/2021
6/5/2021
6/19/2021
7/3/2021
7/17/2021
7/31/2021
8/14/2021
8/28/2021
9/11/2021
9/25/2021
10/9/2021
10/23/2021
11/6/2021
11/20/2021
12/4/2021
12/18/2021
1/1/2022
1/15/2022
1/29/2022
2/12/2022
2/26/2022
3/12/2022
3/26/2022
4/9/2022
4/23/2022
5/7/2022
5/21/2022
6/4/2022
6/18/2022
7/2/2022
7/16/2022
7/30/2022
8/13/2022
8/27/2022
9/10/2022
9/24/2022
10/8/2022
10/22/2022
11/5/2022
11/19/2022
12/3/2022
12/17/2022
12/31/2022
1/14/2023
1/28/2023
2/11/2023
2/25/2023
3/11/2023
3/25/2023
4/8/2023
4/22/2023
5/6/2023
5/20/2023
6/3/2023
6/17/2023
7/1/2023
7/15/2023

Source: NielsenIQ Mega-Channel Data thru 7/22/23

APPENDIX


freshpet
SELECT
ROASTED MEALS
TENDER CHICKEN RECIPE
freshpet
fresh from the kitchen
HOME COOKED CHICKEN RECIPE
TENDER CHICKEN RECIPE
freshpet
SELECT
SLICE & SERVE ROLL
CHUNKY BEEF RECIPE
freshpet
SELECT
SLICE & SERVE ROLL

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
	(Dollars in thousands)			
Gross profit	$ 59,244	$ 51,080	$ 110,004	$ 95,833
Depreciation expense	10,618	4,295	21,339	8,996
Non-cash share-based compensation	3,161	1,170	6,117	2,339
Adjusted Gross Profit	**$ 73,023**	**$ 56,545**	**$ 137,460**	**$ 107,168**
Adjusted Gross Profit as a % of Net Sales	39.8%	38.7%	39.2%	38.5%

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
	(Dollars in thousands)			
SG&A expenses	$ 75,996	$ 69,215	$ 148,267	$ 129,846
Depreciation and amortization expense	3,820	3,585	7,591	6,871
Non-cash share-based compensation	5,286	5,124	10,745	10,250
Loss on disposal of equipment	196	48	464	91
Enterprise Resource Planning (a)	537	1,991	1,338	3,008
Capped Call Transactions fees (b)	—	—	113	—
Activism engagement (c)	2,241	—	2,630	—
Organization changes (d)	(67)	—	(67)	—
Adjusted SG&A Expenses	**$ 63,983**	**$ 58,467**	**$ 125,453**	**$ 109,626**
Adjusted SG&A Expenses as a % of Net Sales	34.9%	40.0%	35.8%	39.4%

(a) Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.
(b) Represents fees associated with the Capped Call Transactions purchases.
(c) Represents advisory fees related to activism engagement.
(d) Represents a true up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET (LOSS) AND ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,	
	2023	2022	2023	2022
	(Dollars in thousands)			
Net loss	$ (16,952)	$ (20,586)	$ (41,738)	$ (38,128)
Depreciation and amortization	14,438	7,880	28,930	15,867
Interest expense, net of interest income	(779)	1,671	1,446	2,243
Income tax expense	70	41	140	82
EBITDA	**$ (3,223)**	**$ (10,994)**	**$ (11,222)**	**$ (19,936)**
Loss on equity method investment	910	717	$ 1,890	2,027
Loss on disposal of equipment	196	48	464	91
Non-cash share-based compensation	8,447	6,294	16,862	12,589
Enterprise Resource Planning (a)	537	1,991	1,338	3,008
Capped Call Transactions fees (b)	—	—	113	—
Activism engagement (c)	2,240	—	2,629	—
Organization changes (d)	(67)	—	(67)	—
Adjusted EBITDA	**$ 9,040**	**$ (1,944)**	**$ 12,007**	**$ (2,221)**
Adjusted EBITDA as a % of Net Sales	4.9%	-1.3%	3.4%	-0.8%

(a) Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.

(b) Represents fees associated with the Capped Call Transactions purchases.

(c) Represents advisory fees related to activism engagement.

(d) Represents a true up to transition costs related to the organization changes designed to support growth, including several changes in organizational structure designed to enhance capabilities and support long-term growth objectives.

2027

freshpet®

THE FUTURE IS FRESH

UNLEASHING GROWTH. SCALING PROFITS.

